OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Supplement dated January 1, 2006 to the

Prospectus dated February 28, 2005

This supplement amends the Prospectus as follows:

1.	Effective January 1, 2006, the section titled “Advisory Fees.” on page 14 is deleted and replaced with the following:

Advisory Fees. The Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.80% of the first $400 million of average annual net assets of the Fund, 0.75% of the next $400 million, 0.60% of the next $1.2 billion and 0.58% of average annual net assets in excess of $2 billion. The Fund's management fee for its last fiscal year ended October 31, 2004 was 0.78% of average annual net assets for each class of shares.

January 1, 2006                                                                                                                                                                                                                                                                                                                                   PS0251.033

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